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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report, dated March 6, 1997, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-76922, 2-96982, 33-17136, 33-27227, 33-34952, 33-15515, 33-48832, 33-48840, 33-58746, 33-
61038, 33-78424, 33-58887, 33-58231 and 33-64753.

                                       /S/ ARTHUR ANDERSEN LLP

New York, New York
March 14, 1997